Canary Litecoin ETF (LTCC) 10-K

Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) of Canary Litecoin ETF (LTCC) (the “Trust”), as filed with the Securities and Exchange Commission on the date hereof, I, Steven McClurg, Principal Executive Officer of Canary Capital Group LLC, the sponsor of the Trust, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)     The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: March 31, 2026	By:	/s/ Steven McClurg
Steven McClurg
Chief Executive Officer (Principal Executive Officer)